Sidoti Semi-Annual Micro-Cap Conference Andy Micheletti Senior Vice President & Chief Financial Officer June 25, 2010 Exhibit 99.1

Safe Harbor
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995 (the “Reform Act”).  The words “believe,” “expect,” “anticipate,”
“estimate,” “project,” or the negation thereof or similar expressions constitute forward-looking statements within the meaning of the Reform Act.  These statements may include, but are not limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, and financing needs or plans, as well as assumptions relating to these matters.  Such statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  For a discussion of these factors, we refer you to the Company's reports filed with the
Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended
June 30, 2009 and its Quarterly Earnings Report on Form 10-Q for the quarter ended March 31,
2010.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the
Company or by any other person or entity that the objectives and plans of the Company will be achieved.  For all forward-looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.

Accomplishments
Percentage increase in net income from
Q3’08 ($1.0mm) to Q3’10 ($7.2mm)
Improvement in efficiency ratio Q3’08
(55.2%) to Q3’10 (25.7%)
Percentage increase in net interest margin
from Q3’08 (1.76%) to Q3’10 (3.81%)
(620%)
(53%)
116%
3,000
BOFI to join Russell 3000 index on June
25, 2010

Corporate Profile
$1.4 billion asset savings and loan holding company
1
10 years operating history, publicly traded on NASDAQ since 2005
Headquartered in single branch location in San Diego, CA
31,000 deposit and loan customers
1
76 employees ($18 million in assets per employee)
1
Market Capitalization of $153 million
2
Price/Tangible Book Value = 1.28x
2
1.  Quarter ended March 31, 2010   2.  As of 6/22/10 closing price of $15.24 per share

Primary Businesses
Deposit
Products
Highly efficient operations (9 CSRs; 27,000
accounts)
Full-featured products
Online Retail
Loan Origination
Self-service operations
Ability to adjust asset class and credit
standards quickly
Low fixed costs
Wholesale
Banking
Wide network of seller relationships
Significant due diligence experience
Strong track record
Servicing
Experience across multiple asset classes
4,000 loans

Our Business Model is More Profitable
Because Our Costs are Lower
Salaries and benefits
Premises and equipment
BofI
(%)
0.46
0.10
Other non-interest
expense
0.45
Total non-interest
expense
1.01
Core business margin 2.60
1.27
0. 36
1. 25
2.88
0. 50
Banks
$1-$10bn
(%)
Net interest income 3.61 3.38
As % of average assets
1
2
1.  Bank of Internet USA only for three months ended 3/31/10 - the most recent data on FDIC website. Excludes BofI Holding company to compare to FDIC data
2. Commercial banks by asset size. FDIC reported for three months ended 3/31/10. Total of 440 institutions $1-$10 billion

Best-In-Class Credit Quality
Assets 30-89 days
delinquent
Assets >90 days
delinquent
BofI
1
(%)
0.29
0.24
Assets In non-accrual 0.72
Banks
$1-$10bn
2
(%)
1.05
0.21
2.98
As % of assets
1.  Bank of Internet USA only at 3/31/10 (excludes BofI Holding, Inc. to compare to FDIC data).  2.  Commercial banks by asset size. FDIC reported at 3/31/10. Total of and
440 institutions $1-$10 billion.

7 Net Interest Margin Improvement Consolidated Net Interest Margin (Last 5 Quarters) 3.81 4.02 3.88 3.62 2.82 0 1 2 3 4 5 (%) Q3 ’09 Q3 ’10 Q2 ’10 Q4 ’09 Q1 ’10 Increased by 99 bps

And Our Efficiency Ratio Improved
Dramatically
Efficiency Ratio
(Bank of Internet USA, for the quarter ended)
1.  Reported by FDIC – 440 commercial banks with $1-$10 billion in assets for the quarter ended 3/31/10
Source: FDIC statistics on depository institutions. All data excludes holding companies for banks
60.51
29.21
30.63
24.02
38.54
0
20
40
60
80
(%)
Banks
1
Q3 ’10 Q2 ’10 Q1 ’10 Q4 ’09
One of the lowest
rates in the
industry

Resulting In Higher After-Tax Net Income
and Return On Equity
Return on
equity (%)
28.40
13.18 17.52
17.20
24.63
7,175
5,548
3,708
3,604
2,594
0
2,000
4,000
6,000
8,000
Q4 ’09
($ in 000s)
Q3 ’10 Q2 ’10 Q1 ’10 Q3 ’09

10 Allowance For Loan Loss 207.6 167.4 114.6 55.0 Non- performing loans (%) 90.1 5,610 5,449 5,270 4,754 3,956 0 2,000 4,000 6,000 ($ in 000s) Q3 ’10 Q2 ’10 Q1 ’10 Q4 ’09 Q3 ’09 Increased by 41.8%

Loan Diversity – March 31, 2010
100% = $763 mm
Loan Portfolio
1
1.  Gross loans before premiums, discounts and allowances
Multifamily SF residential Home equity Commercial Consumer and other
12
5
47
3
33

Loan Portfolio – Years Seasoned /
Loan to Value
Weighted-Average Years Since Origination and Weighted-Average Loan to Value,
by Loan Type, at 3/31/10
(Number of Years or LTV)
0.52
0.57
5.36
3.28
2.36
0.51
0.54
4.33
0
2
4
6
Multifamily Single family Home equity Commercial
WA years of seasoning WA loan to value

13 Deposits – March 31, 2010 Deposits (100% = $970 mm) Savings Time deposits <$100K Demand Time deposits >$100K 51 7 24 18

Promising Business Channels
Bank of Internet USA, has launched
a Jumbo and Super Jumbo portfolio
loan program in California designed
for the affluent, sophisticated home
mortgage borrower who will not
settle for anything less than the
highest level of service, flexibility
and privacy that the industry has to
offer.
Apartmentbank offers competitive,
flexible rate loans, that are available
for refinance or purchase of
multifamily properties. Beyond the
benefits of any specific lending
products. Our expertise and
commitment to extraordinary
customer service is what sets our
team apart from the rest.
Wholesale mortgage division Multifamily division

15 The Best of the Biggest – The 100 Largest Public Thrifts by Asset Size

16 BofI Advisor Allows Us to Quickly and Easily Add Financial Professionals

17 We Revised and Updated Our Apartment Bank Site …

18 Marketing Campaigns

Experienced Management Team

Bios
Greg Garrabrants
President and CEO
Andrew Micheletti
SVP & Chief Financial Officer
Background:
• 15+ years Finance /
Consulting
• 2+ years with B of I
• MBA, J.D., CFA
• Age: 38
Previous experience:
• McKinsey & Co
• Major Savings Bank
• Goldman Sachs
• Deloitte & Touche
Background:
• 15+ years Finance /
Consulting
• 2+ years with B of I
• MBA, J.D., CFA
• Age: 38
Previous experience:
• McKinsey & Co
• Major Savings Bank
• Goldman Sachs
• Deloitte & Touche
Background:
• 25+ years Financial
Services
• 9+ years with B of I
• CPA, BS Accounting
• Age: 52
Previous experience:
• LPL Financial; CFO
• Telespectrum
• Imperial Savings
• Deloitte & Touche
Background:
• 25+ years Financial
Services
• 9+ years with B of I
• CPA, BS Accounting
• Age: 52
Previous experience:
• LPL Financial; CFO
• Telespectrum
• Imperial Savings
• Deloitte & Touche

20 Investment Considerations High-quality consumer franchise Attractive valuation Scalability Strong credit quality Significant earnings upside potential

21